Exhibit 99.4

ROSE FAMILY, LLC

(CERTAIN ASSETS, LIABILITIES AND OPERATIONS RELATED TO

HOMESTEAD MANOR NURSING HOME, RIVER VALLEY HEALTH AND REHABILITATION CENTER, BENTONVILLE MANOR, HERITAGE PARK NURSING CENTER AND RED ROSE INN)

CARVE-OUT FINANCIAL STATEMENTS AS OF

DECEMBER 31, 2010 AND 2009 AND

REPORT OF INDEPENDENT ACCOUNTANTS

ROSE FAMILY, LLC

(CERTAIN ASSETS, LIABILITIES AND OPERATIONS RELATED TO

HOMESTEAD MANOR NURSING HOME, RIVER VALLEY HEALTH AND REHABILITATION CENTER, BENTONVILLE MANOR, HERITAGE PARK NURSING CENTER AND RED ROSE INN)

CONTENTS

Report of Independent Accountants	1

Carve-Out Balance Sheets	2

Carve-Out Statements of Operations and Changes in Equity	4

Carve-Out Statements of Cash Flows	5

Notes to Carve-Out Financial Statements	6

MCNAIR, MCLEMORE, MIDDLEBROOKS & CO., LLC

CERTIFIED PUBLIC ACCOUNTANTS

389 Mulberry Street • Post Office Box One • Macon, GA 31202

Telephone (478) 746-6277 • Facsimile (478) 743-6858

www.mmmcpa.com

November 10, 2011

REPORT OF INDEPENDENT ACCOUNTANTS

The Members

Rose Family, LLC

We have audited the accompanying carve-out balance sheets of Rose Family, LLC (Certain Assets, Liabilities and Operations Related to Homestead Manor Nursing Home, River Valley Health and Rehabilitation Center, Bentonville Manor, Heritage Park Nursing Center and Red Rose Inn) (the Business) as of December 31, 2010 and 2009 and the related carve-out statements of operations and changes in equity, and cash flows for the years then ended.  These carve-out financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Business’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the carve-out financial statements referred to above present fairly, in all material respects, the financial position of the Business as of December 31, 2010 and 2009, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

McNAIR, McLEMORE, MIDDLEBROOKS & CO., LLC

ROSE FAMILY, LLC

(CERTAIN ASSETS, LIABILITIES AND OPERATIONS RELATED TO

HOMESTEAD MANOR NURSING HOME, RIVER VALLEY HEALTH AND REHABILITATION CENTER, BENTONVILLE MANOR, HERITAGE PARK NURSING CENTER AND RED ROSE INN)

CARVE-OUT BALANCE SHEETS

ASSETS

		December 31,
	June 30, 2011	2010	2009
	(Unaudited)
Current Assets
Cash	$215,336	$32,097	$52,840
Patient Accounts Receivable, Net of Allowance for Doubtful Accounts of $252,134 at June 30, 2011, and $159,437 and $135,449 at December 31, 2010 and 2009, Respectively	1,772,323	1,494,516	1,100,511
Other Receivables	29,224	29,224	784
Inventories	40,836	44,529	37,438
Prepaid Expenses	—	—	941
Property and Equipment, Held for Sale	5,163,631	—	—
Bed Licenses, Held for Sale	1,095,000

	8,316,350	1,600,366	1,192,514

Property and Equipment	—	7,663,165	7,360,566
Accumulated Depreciation	—	(2,483,856)	(2,119,791)

	—	5,179,309	5,240,775

Other Assets
Bed Licenses	—	1,095,000	1,095,000
Deposits	23,159	23,159	23,159

	23,159	1,118,159	1,118,159

Total Assets	$8,339,509	$7,897,834	$7,551,448

See accompanying notes which are an integral part of these financial statements.

ROSE FAMILY, LLC

(CERTAIN ASSETS, LIABILITIES AND OPERATIONS RELATED TO

HOMESTEAD MANOR NURSING HOME, RIVER VALLEY HEALTH AND REHABILITATION CENTER, BENTONVILLE MANOR, HERITAGE PARK NURSING CENTER AND RED ROSE INN)

CARVE-OUT BALANCE SHEETS

LIABILITIES AND EQUITY

		December 31,
	June 30, 2011	2010	2009
	(Unaudited)
Current Liabilities
Current Maturities of Long-Term Debt	$614,434	$688,864	$521,134
Accrued Payroll and Payroll Taxes	711,408	507,426	625,419
Accrued Vacation	230,187	240,093	233,029
Deferred Rent	245,668	215,826	196,219
Other Accrued Liabilities and Payables	92,713	74,432	74,485

	1,894,410	1,726,641	1,650,286

Long-Term Debt	—	960	317,068

Equity	6,445,099	6,170,233	5,584,094

Total Liabilities and Equity	$8,339,509	$7,897,834	$7,551,448

See accompanying notes which are an integral part of these financial statements.

ROSE FAMILY, LLC

(CERTAIN ASSETS, LIABILITIES AND OPERATIONS RELATED TO

HOMESTEAD MANOR NURSING HOME, RIVER VALLEY HEALTH AND REHABILITATION CENTER, BENTONVILLE MANOR, HERITAGE PARK NURSING CENTER AND RED ROSE INN)

CARVE-OUT STATEMENTS OF OPERATIONS AND CHANGES IN EQUITY

	Six Months Ended June 30,		Years Ended December 31,
	2011	2010	2010	2009
	(Unaudited)
Revenue
Net Patient Service Revenues	$12,112,463	$10,122,779	$21,964,940	$20,109,850

Operating Expenses
Direct Care Costs	5,083,998	4,664,278	9,694,935	9,362,188
Depreciation, Amortization, Rents and Insurance	800,689	731,944	1,468,694	1,210,754
Administrative and Operating Costs	4,863,697	3,981,918	8,783,496	7,675,038

	10,748,384	9,378,140	19,947,125	18,247,980

Other Income (Expense)
Interest Income	43	—	19	7,522
Interest Expense	(13,006)	(19,960)	(39,844)	(43,542)
Gain on Disposal of Assets	—	750	750	2,300
Other Income	3,886	7,319	12,916	12,611

	(9,077)	(11,891)	(26,159)	(21,109)

Net Income	1,355,002	732,748	1,991,656	1,840,761

Equity, Beginning	6,170,233	5,584,094	5,584,094	4,831,582

Intercompany Advances and Repayments	(1,080,136)	(316,843)	(1,405,517)	(1,088,249)

Equity, Ending	$6,445,099	$5,999,999	$6,170,233	$5,584,094

See accompanying notes which are an integral part of these financial statements.

ROSE FAMILY, LLC

(CERTAIN ASSETS, LIABILITIES AND OPERATIONS RELATED TO

HOMESTEAD MANOR NURSING HOME, RIVER VALLEY HEALTH AND REHABILITATION CENTER, BENTONVILLE MANOR, HERITAGE PARK NURSING CENTER AND RED ROSE INN)

CARVE-OUT STATEMENTS OF CASH FLOWS

	Six Months Ended June 30,		Years Ended December 31,
	2011	2010	2010	2009
	(Unaudited)
Cash Flows from Operating Activities
Net Income	$1,355,002	$732,748	$1,991,656	$1,840,761
Adjustments to Reconcile Net Income to Cash Provided by Operating Activities
Depreciation	166,736	167,407	337,383	336,440
Provision for Bad Debts	109,665	19,716	61,690	181,583
Change In
Patient Account Receivables, Net	(387,472)	(430,287)	(455,695)	(221,337)
Other Receivables	—	784	(28,440)	(784)
Inventories	3,693	—	(7,091)	11,892
Prepaid Expenses	—	—	941	2,622
Deposits	—	(27,000)	—	(11,080)
Accrued Payroll and Payroll Taxes	203,982	28,864	(117,993)	(29,042)
Accrued Vacation	(9,906)	(43,589)	7,064	(27,046)
Deferred Rent	29,842	29,961	19,607	(89,739)
Other Accrued Liabilities and Payables	18,281	39,583	(54)	(611,427)

	1,489,823	518,187	1,809,068	1,382,843

Cash Flows from Investing Activities
Purchases of Property and Equipment	(151,058)	(163,102)	(275,916)	(115,148)

Cash Flows from Financing Activities
Payments on Long-Term Debt	(75,390)	(75,082)	(148,378)	(161,804)
Intercompany Advances and Repayments	(1,080,136)	(316,843)	(1,405,517)	(1,088,249)

	(1,155,526)	(391,925)	(1,553,895)	(1,250,053)

Net Increase (Decrease) in Cash	183,239	(36,840)	(20,743)	17,642

Cash, Beginning	32,097	52,840	52,840	35,198

Cash, Ending	$215,336	$16,000	$32,097	$52,840

Supplemental Disclosure of Cash Flow Information
Cash Interest Paid	$13,006	$19,960	$39,844	$43,542

See accompanying notes which are an integral part of these financial statements.

ROSE FAMILY, LLC

(CERTAIN ASSETS, LIABILITIES AND OPERATIONS RELATED TO

HOMESTEAD MANOR NURSING HOME, RIVER VALLEY HEALTH AND REHABILITATION CENTER, BENTONVILLE MANOR, HERITAGE PARK NURSING CENTER AND RED ROSE INN)

NOTES TO CARVE-OUT FINANCIAL STATEMENTS

(1)  Nature of Business and Summary of Significant Accounting Policies

Nature of Business

These financial statements represent certain assets, liabilities and the associated operations of Homestead Manor Nursing Home, River Valley Health and Rehabilitation Center, Bentonville Manor, Heritage Park Nursing Center and Red Rose Inn (collectively, the Business) which have been carved out from the financial statements of Rose Family, LLC (the Company).

As a limited liability company, the owners (members) of Rose Family, LLC are not personally liable for any debts, liabilities or obligations of the Company beyond the members’ equity accounts.  The Company’s term of operations shall continue until it is dissolved, its affairs are wound up and final liquidating distributions are made pursuant to the operating agreement.

The Business operates five nursing homes with an aggregate of 506 beds located in Arkansas (416 beds) and Missouri (90 beds).  The Business is principally engaged in providing long-term medical and therapeutic care to elderly residents.

The Business is dependent upon the Company for all its working capital and financing requirements.  Accordingly, the transfers of financial resources between the Company and the Business are reflected as equity transactions.

Use of Estimates

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles.  These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.  Actual results could vary from the estimates that were assumed in preparing the financial statements.

Patient Accounts Receivable

Patient accounts receivable are uncollateralized obligations under normal trade terms requiring payment within 30 days of the invoice date.  At June 30, 2011 and 2010 and December 31, 2010 and 2009, approximately 80 percent (unaudited), 75 percent (unaudited), 76 percent, and 74 percent, respectively, of all patient accounts receivable are with government agencies, such as Medicare and Medicaid.  Trade accounts are stated at the amount management expects to collect from outstanding balances.  Delinquency fees are not assessed.

(1)  Nature of Business and Summary of Significant Accounting Policies (Continued)

Patient Accounts Receivable (Continued)

Payments of patient accounts receivable are allocated to the specific invoices identified by the patient or governmental agency or, if unspecified, are applied to the earliest unpaid invoices.

The carrying amount of patient accounts receivable is reduced by a valuation allowance that reflects management’s best estimate of the amounts that will not be collected.  Management individually reviews all balances by invoice date and, based on an assessment of current creditworthiness, estimates the portion, if any, of the balance that will not be collected.  Management provides for probable uncollectible amounts through a charge to earnings and a credit to the valuation allowance.  Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance.

Assets Held for Sale

On March 15, 2011, the Company entered into a purchase agreement with AdCare Health Systems, Inc. to sell land, building and building improvements, leasehold improvements, equipment, furniture and fixtures, and bed licenses related to its nursing facility.  The property and equipment held for sale were reported at the lower of their carrying amount or fair value less cost to sell.

Property, Equipment and Depreciation

Property and equipment are stated at cost and depreciated over the estimated useful life of each asset using the straight-line method.  Property and equipment consists of the following at December 31:

			Estimated
	2010	2009	Useful Lives

Land	$365,000	$365,000	—
Buildings and Improvements	5,833,539	5,751,337	10-35 Years
Equipment	1,292,476	1,124,009	3-10 Years
Software	58,524	46,441	3-5 Years
Vehicles	113,626	73,779	5 Years

	7,663,165	7,360,566
Accumulated Depreciation	(2,483,856)	(2,119,791)

	$5,179,309	$5,240,775

Gains and losses from the sale of property and equipment are reflected in the year of disposal.  Repair and maintenance costs are expensed as incurred.

Property and equipment is pledged as collateral to secure debt of the Company.

(1)  Nature of Business and Summary of Significant Accounting Policies (Continued)

Bed Licenses

Bed licenses are classified as intangible assets as they arise from certain legal rights and are deemed separable from other rights and obligations of the Business.  The bed licenses are stated at cost and are not amortized because they have an indefinite useful life.  The Business tests for impairment of bed licenses annually.  Based on the annual impairment tests performed, there was deemed to be no impairment to the bed licenses.

Patient Service Revenues

Patient service revenues are reported on the accrual basis in the period services are provided at established Medicaid or Medicare reimbursement rates less contractual allowances or at each facility’s standard private rates, as applicable.  The governmental program rate charged is dependent upon patients’ medical classification and the reimbursement rates as mandated by regulatory agencies.  Medicaid revenues are derived from federal reimbursement programs administered by the respective states.  Medicare revenues are paid under the Prospective Payment System (PPS) and are based on fixed per diem rates.  Medicare per diem rates are adjusted annually based on a national skilled nursing facility market basis.  Medicaid rates are composed of three components:  direct care costs, indirect costs and property.  Facilities are required to refund a portion of their Medicaid revenues should the Business fail to meet minimum requirements for direct cost.

Income Taxes

The tax implications of this carved-out entity are passed through to the parent and, thus, there are no deferred or current tax provisions for the Business as presented.

Concentrations of Credit Risk

The Business has significant patient accounts receivable whose collectibility is dependent upon the performance of certain governmental programs, primarily Medicaid and Medicare.  The Business believes there are no significant credit risks associated with these governmental programs and that an adequate provision has been made for the possibility of select receivables proving uncollectible.

Basis of Presentation of Interim Information (Unaudited)

The accompanying unaudited carve-out financial statements as of June 30, 2011 and for the six-month periods ended June 30, 2011 and 2010 have been prepared in accordance with U.S. GAAP for interim financial information.  In the opinion of management, all adjustments necessary for fair presentation of the accompanying unaudited interim carve-out financial statements have been made.  The results of operations for the six-month period ended June 30, 2011 are not necessarily indicative of the results of a full year’s operation.

(2)  Patient Accounts Receivable

Patient accounts receivable are unsecured and consist of the following:

		December 31,
	June 30, 2011	2010	2009
	(Unaudited)

Medicaid	$448,115	$407,663	$393,759
Medicare	998,092	651,499	436,217
Private Payors and Co-Insurers	516,084	502,991	320,691
Other	62,166	91,800	85,293

	2,024,457	1,653,953	1,235,960
Allowance for Uncollectible Accounts	(252,134)	(159,437)	(135,449)

	$1,772,323	$1,494,516	$1,100,511

(3)  Lease Commitments

The Business leases one of its long-term care facilities under a noncancelable operating lease expiring on September 30, 2014.  This lease is “triple-net” which requires the Business to pay all costs incurred in the operation of the facilities, including the cost of insurance and real estate taxes, maintaining the facility and indemnifying the landlord for any liability which may arise from their operation during the lease term.  The lease was assumed by AdCare Health Systems, Inc. on November 1, 2011.

Lease expense incurred for the six-month periods ended June 30, 2011 and 2010 and for the years ended December 31, 2010 and 2009 totaled $220,431 (unaudited), $219,516 (unaudited), $439,032 and $439,034, respectively.

(4)  Long-Term Debt

Long-term debt consists of the following:

		December 31,
	June 30, 2011	2010	2009
	(Unaudited)
Note Payable to Bank, Secured by Property; Payable in Monthly Installments of Principal and Interest with Balloon Payment at Maturity; Interest at Prime (3.25 Percent at December 31, 2010 and 4.00 Percent at December 31, 2009) Plus 0.75 Percent; Matures September 2011.	$372,536	$412,702	$496,263

Note Payable to Bank, Secured by Property; Payable in Monthly Installments of Principal and Interest with Balloon Payment at Maturity; Interest at Prime Plus 2.75 percent; Matures September 2011.	235,517	265,517	320,517

Note Payable to Bank; Secured by Vehicle; Due in Monthly Installments of Principal and Interest of $930; Interest at 7.62 Percent, Matures December	6,381	11,605	21,422

	614,434	689,824	838,202

Current Maturities	(614,434)	(688,864)	(521,134)

	$—	$960	$317,068

Notes payable to banks secured by property were paid off concurrent with the sale of the nursing home facilities to AdCare Health Systems, Inc.

(5)  Regulatory Actions and Litigation

Laws and regulations governing the Medicare and Medicaid programs are complex and subject to interpretation.  Noncompliance with such laws and regulations can be subject to regulatory actions including fines, penalties and exclusion from the Medicare and Medicaid programs.  Management believes the Business is in material compliance with all applicable laws and regulations.

The Business is involved in various lawsuits arising from the normal course of business.  The Business attempts to limit its legal risks through the submission of premiums to fund coverage from Senior Care Indemnity Company Ltd., which is a wholly-owned subsidiary of Rose Family, LLC.  The Business paid premiums of $64,616 for the year ended December 31, 2010 and $87,696 (unaudited) for the six-month period ended June 30, 2011 to Senior Care Indemnity Company Ltd.  While the ultimate resolution of pending matters is unknown and unfavorable legal decisions could have a material adverse effect on the financial position of the Business, management believes potential legal liabilities are adequately funded.  No amounts have been accrued in these financial statements related to these lawsuits.

(6)  Related Party Transactions

The Business is allocated certain corporate overhead and administrative costs by its parent.   These costs for the six-month periods ended June 30, 2011 and 2010 and for the years ended December 31, 2010 and 2009 totaled $513,440 (unaudited), $492,336 (unaudited), $1,056,059 and $867,558, respectively.

(7)  Subsequent Events

On March 15, 2011, Rose Family, LLC entered into an agreement with AdCare Health Systems, Inc. to sell certain assets for $17.5 million in cash and a $2.5 million note receivable.  The note receivable is payable in quarterly installments of $250,000 plus accrued interest.  The note receivable is to be repaid over a period of thirty months with the first payment beginning December 1, 2011.  The assets related to the Business which were sold to AdCare Health Systems, Inc. consisted of property and equipment and bed licenses with carrying amounts of $5,163,631 (unaudited) and $1,095,000 (unaudited), respectively, as of June 30, 2011 and $5,179,309 and $1,095,000, respectively, as of December 31, 2010.  Effective November 1, 2011, the acquisition of the Business by AdCare Health Systems, Inc. was completed.

In preparing these financial statements, the Business has evaluated events and transactions for potential recognition or disclosure through November 10, 2011, the date the financial statements were available to be issued.